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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): APRIL 23, 2001
                                                          --------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)






                     DELAWARE                                    1-12297                                 22-3086739
                     --------                                    -------                                 ----------
  (State or Other Jurisdiction of Incorporation)         (Commission File Number)          (IRS Employer Identification Number)


              13400 OUTER DRIVE WEST                                                                        48239
              ----------------------                                                                        -----
                   DETROIT, MI                                                                      (Including Zip Code)
                   -----------
  (Address of Principal Executive Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)











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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated April 23, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On April 23, 2001, United Auto Group, Inc. issued a press release announcing its results for the first quarter of 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2001                       UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                --------------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


  EXHIBIT               DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
  NUMBER                                                             NUMBER

EXHIBIT 99.1            Press Release of United Auto Group,
                        Inc., dated April 23, 2001